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                                                              EXHIBIT 99.B.5(ii)


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MetLife Investors                                                                                     Send Application and check to:
                                                                                           First MetLife Investors Insurance Company
                                                                                               Policy Service Office: P.O. Box 10366
                                               Variable Annuity Application                              Des Moines, Iowa 50306-0366

First MetLife Investors Variable Annuity Class A                                                 For assistance call: 1-800 848-3854
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 ACCOUNT INFORMATION
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1. Annuitant
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                                                                         Social
   ----------------------------------------------------------------      Security Number ___________ -- ___________ --____________
   Name            (First)        (Middle)       (Last)

                                                                         Sex [_]M [_]F   Date of Birth ______/______/______

   ----------------------------------------------------------------
   Address         (Street)       (City)         (State)      (Zip)      Phone ( _____) __________________________________________
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2. Owner (Complete only if different than Annuitant)
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   Correspondence is sent to the Owner.

                                                                         Social
   ----------------------------------------------------------------      Security/Tax ID Number _________ -- _________ --_________
   Name            (First)        (Middle)       (Last)

                                                                         Sex [_]M [_]F   Date of Birth/Trust ______/______/______

   ----------------------------------------------------------------
   Address         (Street)       (City)         (State)      (Zip)      Phone ( _____) __________________________________________
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3. Joint Owner

                                                                         Social
   ----------------------------------------------------------------      Security Number ___________ -- ___________ --____________
   Name            (First)        (Middle)       (Last)

                                                                         Sex [_]M [_]F   Date of Birth ______/______/______

   ----------------------------------------------------------------
   Address         (Street)       (City)         (State)      (Zip)      Phone ( _____) __________________________________________
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4. Beneficiary
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Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                                                                   -        -
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Primary Name                           Address                         Relationship          Social Security Number           %
                                                                                                   -        -
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Primary Name                           Address                         Relationship          Social Security Number           %
                                                                                                   -        -
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Contingent Name                        Address                         Relationship          Social Security Number           %
                                                                                                   -        -
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Contingent Name                        Address                         Relationship          Social Security Number           %
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5. Plan Type                                                                                 6. Purchase Payment
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   [_] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
                                                                                             [_] 1035 Exchange [_] Check [_] Wire
   QUALIFIED
                                                                                             Initial Purchase
   [_] 401
                                                                                             Payment $____________________________
   [_] 403(b) TSA Rollover*                                                                            Make Check Payable to First
                                                                                                       MetLife Investors
   408 IRA* (check one of the options listed below)
                                                                                             (Estimate dollar amount for 1035
   Traditional IRA               SEP IRA                      Roth IRA                       exchanges, transfers, rollovers, etc.)
   ---------------               -------                      --------
   [_] Transfer                  [_] Transfer                 [_] Transfer                   Minimum Initial Purchase Payment:
   [_] Rollover                  [_] Rollover                 [_] Rollover                   $5,000 Non-Qualified/$2,000 Qualified
   [_] Contribution - Year____   [_] Contribution - Year____  [_] Contribution - Year____

   *The annuitant and owner must be the same person.
4509(5/04)                                                                                                              APPVA-504ANY
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 RIDER                                                                               10. Acknowledgement and Authorization
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7. Benefit Rider (subject to age restrictions )                                      -----------------------------------------------
-----------------------------------------------------------------------------        I (We) agree that the above information and
 These riders may only be chosen at time of application.                             statements and those made on all pages of this
 Please note, there are additional charges for the optional                          application are true and correct to the best of
 riders. Once elected these options may not be changed.                              my (our) knowledge and belief and are made as
                                                                                     the basis of my (our) application. I (We)
 Death Benefit Riders (Check one. If no election is made,                            acknowledge receipt of the current prospectus
 the Principal Protection option will apply).                                        of First MetLife Investors Variable Annuity
                                                                                     Account One. PAYMENTS AND VALUES PROVIDED BY
     [_] Principal Protection                                                        THE CONTRACT FOR WHICH APPLICATION IS MADE ARE
     [_] Annual Step-Up                                                              VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR
-----------------------------------------------------------------------------        AMOUNT.

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 COMMUNICATIONS
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8. Special Requests
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                                                                                     _______________________________________________
                                                                                       (Owner Signature & Title, Annuitant unless
                                                                                                  otherwise noted)


                                                                                     _______________________________________________
                                                                                            (Joint Owner Signature & Title)



                                                                                     _______________________________________________
                                                                                      (Signature of Annuitant if other than Owner)



                                                                                     Signed at _____________________________________
                                                                                                       (City)          (State)



                                                                                     Date __________________________________________
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                                                                                     11. Agent's Report

                                                                                     -----------------------------------------------



                                                                                     _______________________________________________
                                                                                                   Agent's Signature


                                                                                     _______________________________________________
                                                                                                        Phone


                                                                                     _______________________________________________
                                                                                                 Agent's Name and Number


-----------------------------------------------------------------------------        _______________________________________________
9. Replacements                                                                                  Name and Address of Firm

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 Does the applicant have any existing policies or contracts? [_] Yes [_] No          _______________________________________________
                                                                                                 State License ID Number
 Is this annuity being purchased to replace any existing
 insurance and annuity policy(s)?                            [_] Yes [_] No
                                                                                     _______________________________________________
 If "YES", applicable disclosure and replacement forms must be attached.                          Client Account Number
4509(5/04)                                                                                                              APPVA-504ANY
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